SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 23, 2000





                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-91561
                                                             41-1955181

(State or Other Jurisdiction         (Commission         (I.R.S. Employer
     of Incorporation)             File Number)i        dentification No.)




           8400 Normandale Lake Blvd., Suite 600 Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (612) 832-7000

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

Filing of Computational Materials

        In connection with the proposed offering of the GMACM Mortgage Pass-Through Certificates, Series 2000-J2 (the "Certificates"), Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated have each prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

        For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 and 99.2 are filed on Form SE dated June 23, 2000. The Computational Materials consist of the pages that appear after the Form SE cover sheet.

Item 7.  Financial Statements and Exhibits

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

Exhibit       Item 601(a) of Regulation S-K
Number        Exhibit No.                     Description

1             99.1                            Greenwich Capital Markets,
                                              Inc. Computational Materials

2             99.2                            Merrill Lynch, Pierce,
                                              Fenner & Smith Incorporated
                                              Computational Materials

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                              PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                                   ------------------------
                                                   Patricia C. Taylor
                                                   Vice President



Dated:  June 23, 2000

                                        Exhibit Index



               Item 601(a)          Sequentially
Exhibit        of Regulation S-K    Numbered
Number         Exhibit No.          Description                    Page

1              99.1                 Computational Materials     Filed Manually


2              99.2                 Computational Materials     Filed Manually